Exhibit 10.8
AMENDED AND RESTATED INSURANCE TRUST AGREEMENT
This Amended and Restated Insurance Trust Agreement (the “Agreement”) is among Bowhead Insurance Company, Inc., a corporation organized under the laws of Wisconsin (the “Grantor”), American Family Mutual Insurance Company, S.I., a corporation organized under the laws of Wisconsin (the “Beneficiary”), and U.S. Bank National Association, as trustee (the “Bank”); and
WHEREAS the Grantor, the Beneficiary and the Bank entered into a Trust Agreement in March of 2021 and this Agreement modifies the preamble and Sections 1.28, 1.33, and 13.13.2 of that agreement.
WHEREAS, the Grantor wishes to appoint the Bank as the trustee of certain assets for the sole use and benefit of Beneficiary, and the Bank wishes to accept the appointment;
NOW, THEREFORE, the parties hereto do hereby agree as follows:
SECTION 1
DEFINITIONS
1.1    “Account” means (i) the trust maintained under this Agreement for the Assets (as defined below) and (ii) where the context requires, one or more Sub-accounts (as defined below).
1.2    “Accounting Standards” means Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) 820, Fair Value Measurement.
1.3    “Affiliate” means, with respect to any institution, an institution which directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, such institution.
1.4    “Affiliated Investment” means a security or other property administered, advised, custodied, held, issued, offered, sponsored, supported by the credit of, underwritten, or otherwise serviced by the Grantor, the Beneficiary, any Investment Manager (as defined below), or any Parent (as defined below), Subsidiary (as defined below), or Affiliate of the foregoing.
1.5    “Applicable Insurance Law” means the law of (i) the state of the United States where the Beneficiary is domiciled and (ii) any state of the United States that has jurisdiction over the Beneficiary’s credit for the reinsurance secured hereby.
1.6    “Assets” means the securities, cash, and other property the Grantor contributes, or causes to be contributed, from time to time under this Agreement; investments and reinvestments thereof; and income thereon, as provided herein.
1.7    “Cash-flow Analysis” means a periodic written analysis of the Account’s cash-flow history, short-term financial needs, long-term financial needs, expected levels and timing of contributions, expected levels and timing of distributions, liquidity needs (including, but not limited to, the anticipated liquidity required to make distributions), the Grantor’s ability to provide future funding, and other significant information which could affect cash-flow or the exercise of discretion to manage the Assets.
1.8    “CFR” means the Code of Federal Regulations.
1.9    “Client-controlled Asset” means an asset that is neither registered in the name of the Account (with the Bank designated as trustee), the Bank (with or without trust designation), or the Bank’s nominee nor maintained by the Bank at a Depository (as defined below) or with a sub-custodian nor held by the Bank in unregistered or bearer form or in such form as will pass title by delivery.
1.10    “Code” means the Internal Revenue Code of 1986, as amended.
1.11    “Depository” means any central securities depository (such as the DTC), international central securities depository (such as Euroclear Bank SA/NV), or Federal Reserve Bank.
1.12    “Designee” means a third-party to which all or a part of the Assets are to be transferred.
1.13    “DTC” means the Depository Trust Company.
1.14    “EIN” means employer identification number.
1.15    “ERISA” means the Employee Retirement Income Security Act of 1974, as amended.
1.16    “Guidelines” means the written investment objectives, policies, strategies, and restrictions for the Account (or for any Sub-accounts therein), including, but not limited to, proxy-voting guidelines, as amended from time to time.
1.17    “Harm” means claims, costs, damages, delayed payment or non-payment on Assets sold, expenses (including attorneys’ and other professional fees), fines, interest, liabilities, losses, penalties, stockholders’ assessments (asserted on account of asset registration), and taxes.
1.18    “Indemnified Person” means the Bank and its affiliates and their directors, officers, employees, successors, and assigns.
1.19    “Investment Advice” means a recommendation, or a suggestion to engage in or refrain from taking a particular course of action, as to (i) the advisability of acquiring, holding, disposing of, or exchanging any Asset or any securities or other investment property or (ii) the Guidelines, the Cash-flow Analysis, the permissible investments set forth in this Agreement, the composition of the Account’s portfolio, or the selection of persons to provide investment advice or investment management services with respect to the Assets.
1.20    “Investment Advisers Act” means the Investment Advisers Act of 1940, as amended.
1.21    “Investment Company Act” means the Investment Company Act of 1940, as amended.
1.22    “Investment Manager” means any person or firm (other than the Bank) which (i) has the power to manage, acquire, or dispose of assets; (ii) is registered as an investment adviser under the Investment Advisers Act or is a bank as defined in the Investment Advisers Act or is an insurance company qualified to manage, acquire, or dispose of assets under the laws of more than one state; and (iii) has been appointed to manage Assets as provided under this Agreement.
1.23    “Investment Powers” means the powers set forth in Section 4.1 hereof.
1.24    “IRS” means the Internal Revenue Service.
1.25    “Legal Action” means any freeze order, garnishment, levy, restraining order, search warrant, subpoena, writ of attachment or execution, or similar order relating to the Account.

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1.26    “Messaging System” means any financial-messaging system, network, or service acceptable to the Bank, such as the Society for Worldwide Interbank Financial Telecommunication messaging system.
1.27    “Municipal Advisor Rule” means Rule 15Bal-1 et seq. under the Securities Exchange Act (as defined below).
1.28    “Obligations” shall, (A) if the Grantor is licensed or accredited as required to provide the Beneficiary with full credit for the reinsurance ceded pursuant to the Reinsurance Agreement, include:
(a)    Reinsured losses and allocated loss expenses paid or payable by the Beneficiary, but not recovered from the Grantor;
(b)    Reserves for reinsured losses reported and outstanding;
(c)    Reserves for reinsured losses incurred but not reported;
(d)    Reserves for allocated reinsured loss expenses; and
(e)    Reserves for 40% unearned premiums; provided, however, that this amount may be reduced by an amount, determined by the Grantor in good faith to be no more than strictly necessary to prevent the Grantor and its affiliates from (i) breaching any liquidity covenant under any credit facility that supports the Reinsurer’s operations or (ii) having insufficient liquidity for the day-to-day operations of the Grantor and its affiliates;
provided that, the establishment of reserves for purposes of the definition of “Obligations,” and the determination of corresponding funding of security for such Obligations, shall both be set by the Grantor, reasonably, in good faith and in accordance with SAP, determined net of any and all Inuring Reinsurance (as defined in the Reinsurance Agreement).
(B)    If the Grantor is not licensed or accredited as required to provide the Beneficiary with full credit for the reinsurance ceded pursuant to the Reinsurance Agreement, the term “Obligations” within shall include:
(a)    Reinsured losses and allocated loss expenses paid or payable by the Beneficiary, but not recovered from the Grantor;
(b)    Reserves for reinsured losses reported and outstanding;
(c)    Reserves for reinsured losses incurred but not reported; and
(d)    Reserves for allocated reinsured loss expenses and unearned premiums;
provided that, the establishment of reserves for purposes of the definition of “Obligations,” and the determination of corresponding funding of security for such Obligations, shall both be set by the Beneficiary, reasonably, in good faith and in accordance with SAP, determined gross of any and all Inuring Reinsurance.
1.29    “Parent” means an institution that, directly, or indirectly, controls another institution.

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1.30    “Plan-assets Vehicle” means an investment contract, product, or entity that holds plan assets (as determined pursuant to ERISA §§3(42) and 401 and 29 CPR §2510.3-101).
1.31    “Private Fund” means an “investment company” that is not subject to registration with the SEC (as defined below) under the Investment Company Act, pursuant to §3(c)(l) or (7) thereof.
1.32    “Qualified United States Financial Institution” means a “qualified United States financial institution” as defined in Applicable Insurance Law.
1.33    “Reinsurance Agreement” means the Amended and Restated Quota Share Reinsurance Agreement entered into as of 23rd day of May, 2024 with effect as at 12:01 a.m. Eastern Standard Time, on November 1, 2020, by and between the Beneficiary and the Grantor.
1.34    “SEC” means the United States Securities and Exchange Commission.
1.35    “Securities Exchange Act” means the Securities Exchange Act of 1934, as amended.
1.36    “State” means the State of Wisconsin, United States of America.
1.37    “Statement Recipient” means the Grantor, the Beneficiary, each Investment Manager, and anyone else the Grantor or the Beneficiary so designates.
1.38    “Sub-account” means a separate portion of the Account.
1.39    “Subsidiary” means an institution controlled, directly or indirectly, by another institution.
1.40    “Termination Date” means the effective date of Account termination.
1.41    “Trustee Type” means (check only one): ✓directed trustee / D discretionary trustee.
1.42    “Withdrawal Notice” means the Beneficiary’s completed and fully executed written direction to disburse Assets, substantially in the form attached as Exhibit D (Withdrawal Notice) hereto.
SECTION 2
ABOUT THE ACCOUNT
2.1    Tax Status. The Grantor and the Beneficiary hereby:
2.1.1    Grantor Trust. Represent and warrant that (i) the Account is not a taxable entity for federal, state or local income tax purposes, (ii) the Account is established under Code §671-677 (and is thus what is commonly known as a grantor trust), and (iii) for federal income tax purposes, the Account is treated as owned by Grantor pursuant thereto.
2.1.2    IRS Form 1041 (U.S. Income Tax Return for Estates and Trusts). Acknowledge that the Bank will file and furnish Form 1041 as the Account’s method of reporting (and will not choose any “Optional Method” of reporting), using the Account’s unique EIN (and not, for example, the Grantor’s or the Beneficiary’s EIN) in the space for the EIN therein.
2.2    ERISA Status. The Grantor and the Beneficiary hereby represent and warrant that none of the

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Assets is an asset of any “plan” as defined in ERISA §3(3); any “plan” as defined in Code §4975(e)(l); any Plan-assets Vehicle; or any plan or entity not otherwise within the foregoing definitions that is subject to similar restrictions under federal, state, or local law.
2.3    The following provisions apply if and only if the Trustee Type includes discretionary: Securities- law Status. The Grantor hereby represents and warrants that:
2.3.1    The Account is neither an “investment company” that is subject to registration with the SEC under the Investment Company Act nor a Private Fund.
2.3.2    None of the securities, cash, or other property that the Grantor contributes, or causes to be contributed, to the Account constitutes "proceeds of municipal securities” or “municipal escrow investments” as defined in the Municipal Advisor Rule. The Grantor’s officer signing below is knowledgeable regarding the nature of (i) such contributions, (ii) “municipal securities” as defined in the Securities Exchange Act, and (iii) “municipal escrow investments” as defined above. The Grantor hereby agrees that such representations and warranties are deemed to be renewed upon any such contribution.
SECTION 3
APPOINTMENT AND ACCEPTANCE
3.1    Appointment; Acceptance. The Grantor hereby represents and warrants that applicable law provides that the Grantor may enter into a trust agreement and establish a trust for the sole benefit of the Beneficiary and appoint a Qualified United States Financial Institution as trustee thereof. Pursuant to that power of appointment, the Grantor hereby appoints the Bank as trustee of the Assets, and the Bank hereby accepts such appointment, subject to the terms of this Agreement. This Agreement is not subject to any conditions or qualifications outside of this Agreement.
3.2    Establishment of Account.
3.2.1    Assets Held in Account.
3.2.1.1    The Grantor hereby contributes Assets, or causes Assets to be contributed, to the Account.
3.2.1.2    The Grantor hereby represents and warrants that, immediately before contributing any assets hereto, the Grantor held title free and clear to such assets. The Grantor hereby acknowledges that, upon such contribution, the Grantor relinquished its title to such assets. The Grantor hereby covenants to the Beneficiary and the Bank that the Grantor (i) will not, and will not purport to, assign, transfer, mortgage, pledge, hypothecate any of the Assets, or otherwise encumber or suffer to exist any lien on, or with respect to, any of the Assets, except as expressly set forth in this Agreement and (ii) will warrant and defend the Account’s title to the Assets, and the interest of the Beneficiary therein, against all claims of all persons or entities.
3.2.1.3    Upon receipt of assets under this Agreement, the Bank will determine that such assets are in such form that the Beneficiary, or the Bank upon direction from the Beneficiary, may whenever necessary negotiate any such assets, without consent or signature from the Grantor or any other person or entity.
3.2.1.4    The Bank will notify the Beneficiary and the Grantor within ten (10) calendar days

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of any deposits to the Account. Such notice will be deemed given to the Beneficiary or the Grantor if the Beneficiary or the Grantor, respectively, has established an account in the Bank’s on-line portal.
3.2.1.5    The Bank holds Assets in trust.
3.2.1.6    As directed by the Grantor, the Bank will establish one (1) or more Sub-accounts and allocate Assets among Sub-accounts. The Grantor and the Beneficiary hereby (i) covenant not to direct the Bank to establish any Sub-account for the benefit of any entity other than the Beneficiary and (ii) acknowledge that each Sub-account will have the same EIN as the Account.
3.2.2    Separate and Apart; Exclusive Benefit. The principal and income of the Account will be held separate and apart from the assets of the Grantor and will be held for the sole use and benefit of the Beneficiary. The Bank will keep the Assets (other than deposits at the Bank) separate and apart from the assets of the Bank, pursuant to paragraph (b) (Separation of fiduciary assets) of 12 CFR §9.13 and paragraph (c) (Segregation of fiduciary and general assets) of 12 United States Code §92a.
3.3    Direction. The Bank is subject to the directions of the Grantor, the Beneficiary, and any Investment Manager as set forth herein.
3.4    Allocation of Duty to Manage the Assets.
3.4.1    Grantor.
3.4.1.1    Guidelines; Cash-flow Analysis. The Grantor and the Beneficiary hereby reserve to the Grantor sole discretion to determine the Guidelines; to establish and carry out a Cash-flow Analysis consistent with the requirements of applicable law; and to deliver the Guidelines, the Cash-flow Analysis, and this Agreement to each person that has discretion to manage the Assets. The Grantor and the Beneficiary hereby represent and warrant that (i) the Guidelines, the Cash-flow Analysis, and the permissible investments set forth herein are the only investment restrictions imposed upon the Account by the Grantor or the Beneficiary; (ii) following such restrictions will not cause a violation of any applicable law; and (iii) a copy of the Guidelines as in effect on the date of this Agreement is attached as Exhibit B (Guidelines) hereto.
3.4.1.2    Power to Manage, Appoint. The Grantor and the Beneficiary hereby reserve to the Grantor discretion to manage the Assets (subject to the Guidelines, the Cash-flow Analysis, and the permissible investments set forth herein) and to appoint an investment manager or managers to manage (including the power to acquire and dispose of) the Assets. The Beneficiary hereby approves of the appointment of, and any purchases and sales directed by, any such manager. The Grantor hereby covenants that the Grantor and any such manager will direct transfers of Assets to investments by way of delivering a completed and fully executed Exhibit C (Transfers and Substitutions) to the Bank if the investment is neither a OTC-eligible security, a Fed book-entry security, nor a domestic mutual fund.
3.4.2    Investment Manager. The Grantor hereby represents and warrants that any investment manager so appointed (i) is an Investment Manager and (ii) unless the Grantor notifies the Bank to the contrary, has sole discretion to manage the Assets (subject to the Guidelines, the Cash-flow Analysis, and the permissible investments set forth herein).
3.4.3    Bank.
3.4.3.1    With respect to Assets that are subject to an Investment Manager’s discretion to

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manage, the Bank has no discretion to manage, and the Bank exercises the Investment Powers only as directed by the Investment Manager.
3.4.3.2    With respect to Assets that are not subject to an Investment Manager’s discretion to manage,
The following provisions apply if and only if the Trustee Type includes directed: the Bank has no discretion to manage, and the Bank exercises the Investment Powers only as directed by the Grantor.
The following provisions apply if and only if the Trustee Type includes discretionary: the Bank has no discretion to manage to the extent the Bank has exercised the Investment Powers as directed by the Grantor. Otherwise, the Bank has sole discretion to manage (subject to the Guidelines, the Cash-flow Analysis, and the permissible investments set forth herein) and to exercise the Investment Powers. Notwithstanding the foregoing, the Bank will not vote proxies with respect to any security in which it may have a direct or indirect interest but will instead forward such proxies to the Grantor. The Beneficiary hereby represents and warrants that the Guidelines and the permissible investments set forth herein are acceptable to the Beneficiary. The Bank hereby acknowledges that, when exercising the Investment Powers in its discretion, the Bank is providing services in a “fiduciary capacity” within the meaning of 12 CFR §9.2(e).
3.4.3.3    Sweep Direction. To the extent the Bank has no discretion and has received no such direction as to cash Assets held in the Account, the Bank will use such Assets to purchase a position in the Account’s designated sweep vehicle.
3.5    Substitution.
3.5.1    By the Beneficiary. The Beneficiary has the right, at any time and from time to time, to substitute assets for any Asset. The Beneficiary hereby covenants not to exercise such right unless any substituted assets are of equal fair market value to the Assets received therefor.
3.5.2    By the Grantor. The Grantor has the right, at any time and from time to time, to substitute assets of equal fair market value for any Asset. Such right is exercisable by the Grantor in a non-fiduciary capacity without the approval or consent of any person in a fiduciary capacity. Each time the Grantor exercises such right, it will be deemed the Grantor’s certification to the Bank that any substituted assets are of equal fair market value to the Assets received therefor. The Grantor hereby covenants not to exercise such right without delivering to the Bank a completed and fully executed Exhibit C (Transfers and Substitutions) in furtherance thereof.
3.5.3    Trading Activity. Trading activity in the Account will not be deemed a substitution for the purposes of this Agreement.
3.6    Applicable Insurance Law. The Grantor and the Beneficiary hereby:
3.6.1    Represent and warrant that this Agreement and the Guidelines satisfy the requirements of Applicable Insurance Law.
3.6.2    Covenant that any Asset acquired pursuant to directions provided under this Agreement (i) is in such form that the Beneficiary, or the Bank upon direction from the Beneficiary, may whenever necessary negotiate the same without consent or signature from the Grantor or any other person or entity; (ii) can be held in the Account; (iii) can be held exclusively in the United States; (iv) is denominated in U.S. dollars; (v) is neither an Affiliated Investment nor real estate; and (vi) when viewed

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separately and in light of all the Assets, satisfies the Guidelines, the Cash-flow Analysis, the permissible investments set forth herein, and the requirements of Applicable Insurance Law.
SECTION 4
POWERS OF THE BANK
4.1    Investment Powers. Subject to Section 3.4 hereof, the Bank has the power to:
4.1.1    Purchase, Hold, and Sell Assets. Purchase with, and hold as, Assets without distinction between principal and income any securities or property, including, but not limited to, any securities or property administered, advised, custodied, held, issued, offered, sponsored, supported by the credit of, underwritten, or otherwise serviced by the Bank or by the Bank’s affiliate, and to sell the same. The Grantor shall cause each Asset and the Assets collectively to at all times comply with the Guidelines and the requirements of Applicable Insurance Law. When Grantor is licensed or accredited as required to provide the Beneficiary with full credit for the reinsurance ceded pursuant to the Reinsurance Agreement, the extent of its Obligations secured under this Agreement shall be as such term is defined in Section l.28(A) herein. When Grantor is not licensed or accredited as required to provide the Beneficiary with full credit for the reinsurance ceded pursuant to the Reinsurance Agreement, the extent of its Obligations secured under this Agreement shall be as such term is defined in Section 1.28(B) herein. Without limiting the generality of the foregoing:
4.1.1.1    Examples of Permissible Investments. The Bank may so invest and reinvest in any real or personal property, including, but not limited to, DTC-eligible securities; Fed book-entry securities; domestic open-end mutual funds; global securities; American depositary receipts; closely held or restricted stock; collective investment funds; deposit accounts at a bank, such as certificates of deposit, demand deposit accounts, or money market deposit accounts; derivatives (forwards, futures, options, or swaps); life-insurance or annuity contracts; loan agreements or notes; real-estate deeds, leases, or mortgages; or Private Funds.
4.1.2    Process Corporate Actions.
4.1.2.1    Respond to voluntary corporate actions (such as proxies, redemptions, or tender offers) and mandatory corporate actions (such as class actions, mergers, stock dividends, or stock splits) affecting shareholders of an Asset, after providing notice of any such action to any person authorized under this Agreement to direct the exercise of the Investment Powers with respect to the Asset.
4.1.2.2    Notwithstanding anything herein to the contrary, the Bank will, without providing notice, (i) cause Assets to participate in any mandatory exchange transaction that neither requires nor permits approval by the owner of the Assets and (ii) file any proof of claim received by the Bank regarding class-action litigation over a security held in the Account during the class-action period, regardless of any waiver, release, discharge, satisfaction, or other condition that might result from such filing.
4.1.3    Lend Securities. Engage in securities-lending transactions with Assets, to the extent the Grantor, the Beneficiary, and the Bank have entered into a separate securities-lending agreement with respect to the Assets.
4.1.4    Hire Service Providers. Hire service providers (including, but not limited to, investment managers, investment advisers, and brokers) to assist the Bank in exercising the foregoing powers, including

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any service provider that is affiliated with the Bank.
4.2    Administrative Powers. The Bank has the power to:
4.2.1    Safe-keep Assets. Safe-keep Assets as set forth herein.
4.2.2    Exchange Foreign Currency. Exchange foreign currency into and out of United States dollars through customary channels, including the Bank’s foreign-exchange department.
4.2.3    Borrow Money. As directed by the Grantor and the Beneficiary, borrow funds to the extent expressly permitted under applicable law.
4.2.4    Settle Purchases and Sales. Settle purchases and sales as set forth herein.
4.2.5    Register Assets. Register any Asset in the name of the Account (with the Bank designated as trustee), the Bank (with or without trust designation), or the Bank’s nominee or to hold any Asset in unregistered or bearer form or in such form as will pass title by delivery; provided that the Bank’s records at all times show that all such assets are part of the Account.
4.2.6    Maintain Assets at a Depository or with a Sub-custodian. Maintain Assets that are (i) book-entry securities at any Depository or with any sub-custodian and to permit such Assets to be registered in the name of the Account (with the Bank designated as trustee), the Bank (with or without trust designation), the Bank’s nominee, the Depository, the Depository’s nominee, the sub-custodian, or the sub-custodian’s nominee and (ii) physical securities at the Bank’s office in the United States and in a safe place.
4.2.7    Collect Income. Collect income as set forth herein.
4.2.8    Advance Funds or Securities. Advance funds or securities in furtherance of settling securities transactions and other financial-market transactions under this Agreement.
4.2.9    Sign Documents. Make, execute, acknowledge, and deliver any and all documents of transfer and conveyance and any or all other instruments that may be necessary or appropriate to the proper discharge of its duties under this Agreement.
4.2.10    Distribute Assets. Distribute Assets as set forth herein.
4.2.11    Retain Disputed Funds. Withhold delivery or distribution of Assets that are the subject of a dispute pending final adjudication of the dispute by a court of competent jurisdiction.
4.2.12    Hold Assets Un-invested. Hold Assets un-invested pending investment, distribution, resolution of a dispute, or for other operational reasons, and to deposit the same in an interest-bearing or noninterest-bearing deposit account of the Bank, notwithstanding any sweep direction for the Account or the Bank’s receipt of “float” income from such un-invested cash.
4.2.13    Litigate. Bring or defend lawsuits involving the Account at the sole expense of the Account and to settle the same.
4.2.14    Provide Statements. Provide statements as set forth herein.
4.2.15    Hire Service Providers. Hire service providers (including, but not limited to, attorneys, depositories, and sub-custodians) to assist the Bank in exercising the foregoing powers, including any
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service provider that is affiliated with the Bank.
SECTION 5
SAFE-KEEP ASSETS
5.1    Safe-keeping. As directed by the Grantor, the Bank will from time to time receive Assets. The Bank will safe-keep the Assets.
SECTION 6
SETTLE PURCHASES AND SALES
6.1    The Bank will settle purchases made with Assets and sales of Assets on a contractual basis according to the Bank’s instruction-deadline schedule and current securities-industry practices, if the Bank has all the information and the Account has all the Assets necessary for the purchase or sale.
6.2    The Grantor and the Beneficiary hereby covenant that neither the Grantor nor the Beneficiary will (i) direct the purchase of an asset, notify a third party that the Bank will settle the purchase, or cause or permit anyone else to provide such direction or notice, if the Account has insufficient funds to settle the purchase; (ii) cause or permit proceeds from the sale of an Asset to be used to pay for the earlier purchase of the same Asset; or (iii) cause or permit the sale of an Asset that the Account has not fully paid for.
6.3    With respect to any sale of an Asset on a non-delivery-versus-payment basis, the Bank hereby covenants to use commercially reasonable efforts to obtain payment on the same business day that the Bank delivered the Asset, and the Account (and not the Bank) assumes all risk that payment is delayed or not received.
SECTION 7
COLLECT INCOME
7.1    The Bank will collect all income, principal, and other distributions due and payable on Assets.
7.2    If the Grantor or an Investment Manager directs the Bank to search the DTC’s Legal Notice System for notice that a particular Asset is in default or has refused payment after due demand, then the Bank will conduct such a search and notify such directing party of any such notice the Bank finds therein.
7.3    The Bank will, without the consent of or notice to the Beneficiary, upon call or maturity of any Asset, surrender such Asset upon condition that the proceeds are paid into the Account.
7.4    All payments of interest, dividends, and other income in respect to Assets in the Account belong to the Grantor, subject to any deduction of the Bank’s compensation and expenses, and the Grantor may withdraw the same from the Account at any time. The Beneficiary may terminate the Grantor’s rights to such interest, dividends, and other income by providing written direction to the Bank stating that all interest, dividends and other income will (i) be maintained in the Account, and (ii) not be subject to any rights of the Grantor.
SECTION 8
SECTIONS DISTRIBUTE ASSETS
8.1    Withdrawal of Assets.
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8.1.1    Right to Withdraw. The Beneficiary will have the right to withdraw assets from the Account at any time, without notice to the Grantor, subject only to the Beneficiary’s delivery of a Withdrawal Notice to the Bank specifying the Assets to be withdrawn. The Withdrawal Notice may designate a Designee. The Beneficiary is not required to present any other statement or document to withdraw Assets, except that the Beneficiary may be required to acknowledge receipt of the withdrawn Assets.
8.1.2    Transfer of Assets. Upon receipt of a Withdrawal Notice, the Bank will promptly take any and all steps necessary to transfer absolutely and unequivocally all right, title, and interest in the Assets specified therein to the Beneficiary or the Designee, as the case may be, and deliver such Assets to the same.
8.1.3    Notice of Withdrawal. The Bank will notify the Grantor and the Beneficiary within ten (10) calendar days of any withdrawals made pursuant to a Withdrawal Notice. Such notice will be deemed given to the Grantor or the Beneficiary if the Grantor or the Beneficiary, respectively, has established an account in the Bank’s on-line portal. The Beneficiary will acknowledge receipt by the Beneficiary or by the Designee of any transfer of Assets within five (5) calendar days of such receipt.
8.1.4    Trading Activity. Trading activity in the Account will not be deemed a withdrawal for the purposes of this Agreement.
8.2    Use and Application of Withdrawn Assets. The Beneficiary hereby covenants that the Beneficiary will undertake to use and apply any withdrawn Assets, without diminution because of the insolvency of the Beneficiary or the Grantor, only for the following purposes:
8.2.1    To pay or reimburse the Beneficiary for the Grantor’s share of surrenders, benefits and losses paid by the Beneficiary under the Reinsurance Agreement, but not recovered from the Grantor, or for unearned premiums returned to the owners of policies reinsured under the Reinsurance Agreement if not otherwise paid by or on behalf of the Grantor in accordance with the terms of the Reinsurance Agreement;
8.2.2    To make payment to the Grantor, of any amounts held in the Account that exceed the greater of (a) the Trust Required Balance (as defined in the Reinsurance Agreement) and (b) one hundred two percent (102%) of the actual amount required to fund the Grantor’s entire Obligations under the Reinsurance Agreement;
8.2.3    To pay or reimburse any other amounts that the Beneficiary claims are due from the Grantor under the Reinsurance Agreement;
8.2.4    Where the Beneficiary has received notification of termination of the Account and where the Grantor’s entire Obligations under the Reinsurance Agreement remain unliquidated and undischarged ten (10) days before the termination date, to withdraw amounts equal to greater of (a) the Trust Required Balance and (b) one hundred two percent (102%) of the actual amount required to fund the Grantor’s entire Obligations under the Reinsurance Agreement, to fund a separate account with the Beneficiary in an amount of at least equal to the deduction for reinsurance ceded, from the Beneficiary’s liabilities for the policies reinsured under the Reinsurance Agreement, in the name of the Beneficiary in any United States bank or trust company apart from its general assets, in trust for the uses and purposes specified in Sections 8.2.1 to 8.2.3 that remain executory after the withdrawal and for any period after such termination date. The account shall include, but not be limited to, amounts for policy reserves, claims and losses incurred (including losses incurred but not reported), loss adjustment expenses and unearned premium reserves; and

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8.2.5    at the written request of the Grantor, pursuant to the Reinsurance Agreement, to deposit funds in a claims payment account established in the name of the Beneficiary to fund the estimated payment of losses, claims and loss adjustment expenses for the next calendar month.
SECTION 9
PROVIDE STATEMENTS
9.1    Accounting. The Bank will maintain proper books of account and complete records of Assets and transactions in the Account, including increases or decreases in the value of the Account due to contributions to the Account, distributions from the Account, investment experience on Assets, and expenses and fees actually charged to the Account.
9.2    Statements.
9.2.1    Account Statements. The Bank will furnish each Statement Recipient with (i) an Account statement with the frequency designated below (or as subsequently agreed upon by the Bank, the Grantor, and the Beneficiary) within thirty (30) calendar days after the end of the reporting period and (ii) a final Account statement within thirty (30) calendar days after the Bank has transferred all Assets from the Account as provided under this Agreement. Such Account statements will reflect Asset transactions during the reporting period, ending Asset holdings and such Assets’ price pursuant to Section 9.4 herein.
To the extent the Grantor and Beneficiary have established accounts in the Bank’s on-line portal and granted access thereunder to Statement Recipients, the Bank will furnish such Account statements by way of such system. If no frequency is so designated or agreed upon, the Grantor and the Beneficiary will be deemed to have designated “Monthly."
(Check at least one):
☐ Monthly
☐ Quarterly
☐ Semi-annually
☐ Annually
9.2.2    Client-controlled Assets. The Bank will exclude Client-controlled Assets from the Account statements. The Grantor and the Beneficiary hereby acknowledge that (i) such assets are not held in the Account and (ii) the Bank is not trustee of such assets and not responsible for performing any duties under this Agreement with respect to such assets.
9.2.3    The following provisions apply if and only if the Trustee Type includes discretionary: Proxy-voting Reports. The Bank will furnish each Statement Recipient with reports of how the Bank voted proxies with respect to the Assets, in the form and frequency as the Grantor, the Beneficiary, and the Bank may agree from time to time.
9.3    Confirmations; Notification by Agreement. Except to the extent the Assets are subject to the Bank’s discretion to manage, the Account statements described above (including their timing and form) serve as the sole written notification of any securities transactions effected by the Bank for the Account. Even so, the Grantor and the Beneficiary have the right to demand that the Bank provide written notification of such transactions pursuant to 12 CFR §12.4(a) or (b) at no additional cost to the Grantor or the Beneficiary.
9.4    Price-reporting. For purposes of reporting the price of an Asset on an Account statement:
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9.4.1    Pricing from Vendor or Market. If the Bank receives a price from a third-party pricing vendor, or if a price is readily determinable on an established market, then the Bank will report such price.
9.4.2    Pricing from Grantor or Investment Manager. If the Bank does not receive a price from a third-party pricing vendor, and a price is not readily determinable on an established market, then the Grantor or an Investment Manager will, upon the Bank’s request, direct the Bank as to the price; the Bank will then report such price. The Grantor hereby covenants to provide such direction by way of delivering a pricing form acceptable to the Bank. Absent such a direction, the Bank will report the most recent price that the Bank received from the Asset’s broker, fund accountant, general partner, issuer, manager, transfer agent, or other service provider (commonly known as a pass-through price).
9.4.3    Limitations. The Grantor and the Beneficiary hereby acknowledge that the Bank is performing a routine, ministerial, non-discretionary price-reporting function; that the reported price might be neither fair market value nor fair value (under Accounting Standards or applicable law); and that the reported price is not a substitute for (i) investigating the Asset’s value in connection with a decision to acquire, hold, dispose of, or exchange any securities or other investment property; (ii) obtaining and ensuring the reliability of an independent third-party appraisal with respect to such a decision; or (iii) obtaining Investment Advice.
9.4.4    Pricing Sources; Methodology. Upon the Grantor’s or the Beneficiary’s request, the Bank will provide the same with information about the Bank’s pricing sources and methodologies.
9.5    Statement Review. The Grantor and the Beneficiary will review the Account statements promptly upon delivery.
9.6    Audit. On at least seven (7) calendar days advance notice from the Grantor or the Beneficiary, the Bank will permit the same’s independent auditors to inspect during the Bank’s regular business hours any books of account and records of Assets and transactions in the Account.
SECTION 10
LIMITATIONS ON DUTIES; INDEMNIFICATION
10.1    Limitations on Duties. The duties of the Bank will be strictly limited to those set forth in this Agreement, and no implied covenants, duties, responsibilities, representations, warranties, or obligations will be read into this Agreement against the Bank. Without limiting the generality of the foregoing, the Bank has no duty to:
10.1.1    Request or obtain a ruling or other guidance from the IRS or any other governmental authority as to (or otherwise determine, monitor, or question) the tax character or consequences of the form and operation of the Account.
10.1.2    Act as investment manager of, or take notice of the management of, any assets other than Assets that are subject to the Bank’s discretion to manage (if any).
10.1.3    Provide Investment Advice.
10.1.4    Determine, monitor, or collect contributions from the Grantor or monitor compliance with any applicable funding requirements.

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10.1.5    Inspect, review, or examine any Client-controlled Asset or governing, offering, subscription, or similar document with respect thereto, to determine whether the asset or document is authentic, genuine, enforceable, properly signed, appropriate for the represented purpose, is what it purports to be on its face, or for any other purpose, or to execute such document, or to take physical possession of such asset or document.
10.1.6    (i) Collect any income, principal, or other distribution due and payable on an Asset if the Asset is in default or if payment is refused after due demand or (ii) except as expressly provided herein, to notify the Grantor or the Beneficiary in the event of such default or refusal.
10.1.7    Provide notice of, or forward, mini-tenders (which are tender offers for less than 5% of an outstanding equity or debt issue) for any equity issue or, if any of the following is true, for any debt issue: The debt issue is not registered with the SEC. The debt issue has a “first received, first buy” basis with no withdrawal privilege and includes a guarantee of delivery clause. Or, the tender offer includes the statement that “the purchase price includes all accrued interest on the note and has been determined in the sole discretion of the buyer and may be more than or less than the fair market value of the notes” or similar language.
10.1.8    Question whether any direction received under this Agreement is prudent; to solicit or confirm directions; or to question whether any direction received under this Agreement by email or Messaging System, or entered into the Grantor’s or the Beneficiary’s account in the Bank’s on-line portal, is unreliable or has been compromised, such as by identity-theft.
10.1.9    Calculate, withhold, prepare, sign, disclose, file, report, remit, or furnish to any taxing authority or any taxpayer any federal, state, or local taxes, tax returns, or information returns that may be required to be calculated, withheld, prepared, signed, disclosed, filed, reported, remitted, or furnished with respect to the Assets or Account, except to the extent such duties are required by law to be performed only by the Bank in its capacity as trustee under this Agreement (such as filing and furnishing any IRS Forms 1041 required to be filed and furnished with respect to the Account) or are expressly set forth herein.
10.1.10Monitor service providers hired by the Grantor or by the Beneficiary or guarantee their performance.
10.1.11Maintain or defend any legal proceeding in the absence of indemnification, to the Bank’s satisfaction, against all expenses and liabilities which it may sustain by reason thereof.
10.1.12Advance funds or securities or otherwise expend or risk its own funds or incur its own liability in the exercise of its powers or rights or performance of its duties under this Agreement.
10.1.13Question whether any assets substituted under this Agreement are of equal fair market value to the Assets received therefor.
10.1.14Question (i) the performance or non-performance of any reinsurance agreement or other agreement between the Grantor and the Beneficiary; (ii) whether this Agreement, the Guidelines, any contributions to or withdrawals from the Account, the use of withdrawn Assets, or the selection or performance of any service provider hired by the Grantor or the Beneficiary satisfies the requirements of Applicable Insurance Law; (iii) the extent of the Beneficiary’s credit under Applicable Insurance Law for the reinsurance secured hereby; or (iv) whether any Asset acquired pursuant to directions provided under this Agreement (when viewed separately or in light of all the Assets) satisfies the Guidelines, the Cash flow Analysis, the permissible investments set forth herein, or the requirements of Applicable Insurance

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Law or is an Affiliated Investment.
10.2    Indemnification.
10.2.1    The Bank is obligated to indemnify the Account for any loss of cash or securities of the Account in the custody of the Bank or Bank’s subcustodians to the extent that a court of competent jurisdiction has made a final judgment that such loss was occasioned by (i) the willful misconduct, dishonesty, bad faith, or breach of fiduciary duty of the officers or employees of the Bank or Bank’s subcustodians, or (ii) burglary, robbery, holdup, theft, or mysterious disappearance, including loss by damage or destruction. In the event of a loss of the securities for which the Bank is obligated to indemnify the Account, the securities shall be promptly replaced or the value of the securities and the value of any loss of rights or privileges resulting from said loss of securities shall be promptly replaced. In the event that a court of competent jurisdiction has made a final judgment that the Harm of any loss of cash or securities of the Account was occasioned for reasons that are not indemnifiable under this Section 10.2.1, the Grantor agrees to promptly reimburse the actual expenses and liabilities that any Indemnified Person sustained in the course of, or as a result of, the proceedings which led to the applicable final judgment with respect to such Indemnified Person. In the event that a court of competent jurisdiction has made a final judgment that the Harm of any loss of cash or securities of the Account was occasioned for reasons that are indemnifiable under this Section 10.2.1, the Bank agrees to promptly reimburse the Grantor for expenses and liabilities that Grantor sustained in the course of, or as a result of, the proceedings which led to the final judgment.
10.2.2    Except for any Harm for which the Bank is obligated to indemnify the Account under Section 10.2.1, the Grantor and the Beneficiary hereby jointly and severally indemnify and release each Indemnified Person, and hold each Indemnified Person harmless from and against, and an Indemnified Person will incur no liability to any person for, any Harm that may be imposed on, incurred by, or asserted against an Indemnified Person by reason of the Indemnified Person’s action or omission in connection with this Agreement or the Account (including, but not limited to, an action or omission that is consistent with directions provided under this Agreement), except to the extent that a court of competent jurisdiction has made a final judgment that the Harm resulted directly from the Indemnified Person’s willful misconduct, gross negligence, bad faith, material breach of this Agreement, or breach of fiduciary duty.
10.2.3    The foregoing provisions will survive the termination of this Agreement.
10.3    Force Majeure. No party is liable for any delay or failure in performing its obligations under this Agreement caused by wars (whether declared or not and including existing wars), revolutions, insurrections, riots, civil commotion, acts of God, accidents, fires, explosions; stoppages of labor, strikes, or other differences with employees (other than the Bank’s disputes with its employees); laws, regulations, orders, or other acts of any governmental authority; or any other circumstances beyond its reasonable control. Nor will any such failure or delay give any party the right to terminate this Agreement.
10.4    Damages. No party is liable for any indirect, incidental, special, punitive, or consequential damages arising out of or in any way related to this Agreement or the performance of its obligations under this Agreement. This limitation applies even if the party has been advised of, or is aware of, the possibility of such damages.
10.5    Statements. The Bank is not liable with respect to the propriety of the Bank’s actions or omissions reflected in a statement provided under this Agreement, except to the extent (i) a Statement Recipient objects to the Bank within ninety (90) calendar days after delivery of such statement or (ii) such acts or omissions could not be discovered through reasonable examination of such statement.

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SECTION 11
FEES AND EXPENSES
11.1    Fees. The Grantor will pay the Bank compensation for providing services under this Agreement. A schedule of that compensation is attached as Exhibit A (Fee Schedule) hereto.
11.2    Expenses. The Grantor will reimburse the Bank for expenses, fees, costs, and other charges incurred by the Bank in providing services under this Agreement (including, but not limited to, compensation, expenses, fees, costs, and other charges payable to service providers hired under this Agreement).
11.3    Outstanding Fees and Expenses. In the event that Grantor fails to pay Bank in accordance with the terms of this Agreement for any outstanding compensation, expenses, fees, costs, or other charges incurred by the Bank in providing services under this Agreement, the Grantor and the Beneficiary hereby grant the Bank a first-priority lien and security interest in, and right of set-off against, the income of the Assets. The Bank may execute that lien and security interest, and exercise that right, at any time.
11.4    Advance of Funds or Securities. To the extent of any advance of funds or securities under this Agreement, the Grantor and the Beneficiary hereby grant the Bank a first-priority lien and security interest in, and right of set-off against, the Assets. The Bank may execute that lien and security interest, and exercise that right, at any time. Furthermore, nothing in this Agreement constitutes a waiver of any of the Bank’s (i) rights as a securities intermediary under Uniform Commercial Code §9-206 or (ii) right of reimbursement under state trust law, and the Grantor and the Beneficiary hereby acknowledge that the obligation to pay a purchase price to the Bank arises at the time of the purchase.
SECTION 12
TERMINATION
12.1    Termination of Agreement. This Agreement terminates upon Account termination or, if earlier, the effective date of the Bank’s resignation or removal under this Agreement.
12.2    Account Termination. The Grantor or the Beneficiary may terminate the Account by notice to the other and to the Bank. The termination will be effective ninety (90) calendar days after delivery of the notice. In connection with such a termination, the Beneficiary covenants to provide the Bank with a Withdrawal Notice with respect to all Assets.
12.3    Resignation; Removal.
12.3.1    The Bank may resign under this Agreement by notice to the Grantor and the Beneficiary. The Grantor may remove the Bank under this Agreement by notice to the Bank and the Beneficiary. The resignation or removal will be effective ninety (90) calendar days after delivery of the notice. By such effective date, the Grantor will appoint a new trustee and, after obtaining the Beneficiary’s approval of such appointment, provide the Bank with the new trustee’s signed, written acknowledgment of trusteeship. If the Grantor fails to do so, the Bank will have the right to petition a court at Account expense for appointment of a new trustee.
12.3.2    Upon receiving such acknowledgment or notice of such court-appointment, the Bank will transfer Assets to the new trustee as directed by the Grantor and the Beneficiary or by the court, as the case may be. However, the Bank will not be required to transfer any Assets until the Bank has received payment

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or reimbursement for all (i) compensation, expenses, fees, costs, or other charges incurred by the Bank in providing services under this Agreement and (ii) funds or securities advanced under this Agreement.
12.3.3    The Grantor and the Beneficiary hereby covenant that any such new trustee appointed by the Grantor will (i) be a bank that is a Qualified United States Financial Institution and (ii) not be a Parent, a Subsidiary, or an Affiliate of the Grantor or of the Beneficiary.
12.4    Reversion. Upon Account termination, the Beneficiary may deliver a Withdrawal Notice to the Bank directing the Bank to deliver over to the Grantor any Assets not previously withdrawn by the Beneficiary. The Grantor hereby acknowledges that the Grantor does not otherwise have any right to a delivery of Assets upon Account termination.
SECTION 13
MISCELLANEOUS
13.1    Services Not Exclusive. The Bank is free to render services to others, whether similar to those services rendered under this Agreement or of a different nature.
13.2    Binding Obligations. The Grantor, the Beneficiary, and the Bank each hereby represent and warrant that (i) it has the power and authority to transact the business in which it is engaged and to execute, deliver, and perform this Agreement and has taken all action necessary to execute, deliver, and perform this Agreement and (ii) this Agreement constitutes its legal, valid, and binding obligation enforceable according to the terms hereof.
13.3    Complete Agreement; Amendment; Prevalence.
13.3.1    Complete Agreement. This Agreement contains a complete statement of all the arrangements between the parties with respect to its subject matter and supersedes any existing agreements between them concerning the subject.
13.3.2    Amendment. This Agreement may be amended at any time, in whole or in part, by a written instrument signed by the Grantor, the Beneficiary, and the Bank. Notwithstanding the foregoing, the terms of Exhibit A (Fee Schedule) hereto alone govern amendments thereto.
13.3.3    Prevalence of this Agreement. The Grantor and the Beneficiary hereby represent and warrant that any reinsurance agreement between them is (i) not relevant to the powers, rights, and duties of the Bank under this Agreement and (ii) not inconsistent with this Agreement. In the event of such an inconsistency, this Agreement prevails with respect to the powers, rights, and duties of the Bank.
13.4    Governing Law; Venue. This Agreement will be governed, enforced, and interpreted according to the laws of the State without regard to conflicts of laws, except where pre-empted by federal law. All legal actions or other proceedings directly or indirectly relating to this Agreement will be brought in federal court (or, if unavailable, state court) sitting in the State. The parties hereby submit to the jurisdiction of any such court in any such action or proceeding and waive any immunity from suit in such court or execution, attachment (whether before or after judgment), or other legal process in or by such court.
13.5    Successors and Assigns.
13.5.1    This Agreement binds, and inures to the benefit of, the Grantor, the Beneficiary, the Bank, and their respective successors and assigns. If a commissioner of insurance or a court appoints a domiciliary
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receiver (including a conservator, rehabilitator, or liquidator) for the Beneficiary, then such receiver is deemed to be the Beneficiary’s successor.
13.5.2    No party may assign any of its rights under this Agreement without the consent of each other party, which consent will not be unreasonably withheld. The Grantor hereby acknowledges that the Bank will withhold consent unless and until the Bank verifies the Grantor’s assignee’s identity according to the Bank’s Customer Identification Program and, to that end, the Grantor hereby agrees to notify the Bank of such assignment and provide the Bank with the assignee’s name, physical address, EIN, organizational documents, certificate of good standing, and license to do business, as well as other information that the Bank may request. The Beneficiary hereby acknowledges that the Bank will withhold consent unless and until the Bank verifies the Beneficiary’s assignee’s identity according to the Bank’s Customer Identification Program and, to that end, the Beneficiary hereby agrees to notify the Bank of such assignment and provide the Bank with the assignee’s name, physical address, EIN, organizational documents, certificate of good standing, and license to do business, as well as other information that the Bank may request. No consent is required if a party merges with, consolidates with, or sells substantially all of its assets to another entity; provided that such other entity assumes without delay, qualification, or limitation all obligations of that party under this Agreement by operation of law or by contract.
13.6    Severability. The provisions of this Agreement are severable. The invalidity of a provision herein will not affect the validity of any other provision.
13.7    No Third-party Beneficiaries. This Agreement is made solely for the benefit of the parties. No person other than such parties has any rights or remedies under this Agreement.
13.8    Solvency.
13.8.1    The Bank has no duty to inquire whether the Grantor or the Beneficiary is insolvent or subject to a pending bankruptcy or receivership proceeding.
13.8.2    The Grantor hereby represents and warrants that the Grantor is neither insolvent nor subject to any pending bankruptcy or receivership proceeding. The Grantor will promptly notify the Bank and the Beneficiary of any such insolvency or proceeding.
13.8.3    The Beneficiary hereby represents and warrants that the Beneficiary is neither insolvent nor subject to any pending bankruptcy or receivership proceeding. The Beneficiary will promptly notify the Bank and the Grantor of any such insolvency or proceeding.
13.8.4    The Bank may forward any such notice onto the Grantor or the Beneficiary, as the case may be. In any event, if the Bank has actual knowledge of any such proceeding, then the Bank may suspend performance of any of its obligations under this Agreement and may require additional documentation from the directing party before following any direction under this Agreement. The Grantor and the Beneficiary (i) will reimburse the Bank for any expenses, fees, costs, or other charges incurred by the Bank in responding to any such proceeding, including, but not limited to, any fees charged by an attorney of the Bank’s choice, and (ii) hereby covenant not to give any direction under this Agreement that is contrary to applicable bankruptcy or receivership law.
13.9    Tax-Lot Selection-Method. The Grantor and the Beneficiary hereby direct the Bank to use the following tax-lot selection-method for the Account, except to the extent the Grantor and the Beneficiary direct the Bank to the contrary: Average Federal Tax Cost (in which shares are sold across all tax lots using the average cost) and, to the extent such method is not permitted for Account investments, First In First Out (in which shares are sold from tax lots having the earliest federal tax acquisition date).
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13.10    Shareholder Communications Act Election. Under the Shareholder Communications Act of 1985, as amended, the Bank must try to permit direct communications between a company that issues a security held in the Account (the “Securities-Issuer”) and any person who has or shares the power to vote, or the power to direct the voting of, that security (the “Voter”). Unless the Voter registers its objection with the Bank, the Bank must disclose the Voter’s name, address, and securities positions held in the Account to the Securities-Issuer upon the Securities-Issuer’s request (“Disclosure”). To the extent that the Grantor is the Voter, the Grantor hereby (i) acknowledges that failing to check one and only one box below will cause the Grantor to be deemed to have consented to Disclosure and (ii) registers its (check only one):
☐ Consent to Disclosure.
☐ Objection to Disclosure.
13.11    Tax Reclaims. To the extent the Bank provides the Account with a service to minimize foreign withholding or reclaim foreign taxes withheld with respect to an Asset, the Grantor and the Beneficiary hereby direct the Bank to disclose the Account’s name, address, and EIN, as well as the Account’s position in the Asset, to the Bank’s sub-custodians and other service providers, to the Asset’s issuer, and to local (foreign) tax authorities as needed in order to provide such service.
13.12    Authorized Persons. With respect to this Agreement:
13.12.1The Grantor will notify the Bank of the identity of each (i) employee of the Grantor who is authorized to act on the Grantor’s behalf, (ii) third-party agent that is authorized to act on the Grantor’s behalf, and (iii) employee of each third-party agent who is authorized to act on such agent’s behalf. In no event is any such agent authorized to execute this Agreement or any amendment thereto or to terminate this Agreement.
13.12.2The Beneficiary will notify the Bank of the identity of each (i) employee of the Beneficiary who is authorized to act on the Beneficiary’s behalf, (ii) third-party agent that is authorized to act on the Beneficiary’s behalf, and (iii) employee of each third-party agent who is authorized to act on such agent’s behalf. In no event is any such agent authorized to execute this Agreement or any amendment thereto or to terminate this Agreement.
13.12.3The Bank may assume that any such employee or agent of the Grantor continues to be so authorized, until the Bank receives notice to the contrary from the Grantor (or, with respect to any such employee of any such agent, from such agent). The Bank may assume that any such employee or agent of the Beneficiary continues to be so authorized, until the Bank receives notice to the contrary from the Beneficiary (or, with respect to any such employee of any such agent, from such agent).
13.12.4The Grantor hereby represents and warrants that any such employee or agent of the Grantor was duly appointed and is appropriately monitored and covenants that the Grantor will furnish such employee or agent with a copy of this Agreement, as amended from time to time. The Grantor hereby acknowledges that (i) such employee’s or agent’s actions or omissions are binding upon the Grantor as if the Grantor had taken such actions or made such omissions itself and (ii) the Bank is indemnified, released, and held harmless accordingly.
13.12.5The Beneficiary hereby represents and warrants that any such employee or agent of the Beneficiary was duly appointed and is appropriately monitored and covenants that the Beneficiary will furnish such employee or agent with a copy of this Agreement, as amended from time to time. The

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Beneficiary hereby acknowledges that (i) such employee’s or agent’s actions or omissions are binding upon the Beneficiary as if the Beneficiary had taken such actions or made such omissions itself and (ii) the Bank is indemnified, released, and held harmless accordingly.
13.13    Delivery of Directions.
13.13.1Any direction, notice, or other communication to or from the Grantor provided for in this Agreement will be given in writing and (i) unless the recipient has timely delivered a superseding address under this Agreement, addressed as provided under this Agreement, (ii) entered into the Grantor’s account in the Bank’s on-line portal, or (iii) sent to the Bank by Messaging System.
13.13.2Any direction, notice, or other communication to or from the Beneficiary provided for in this Agreement will be given in writing and (i) unless the recipient has timely delivered a superseding address under this Agreement, addressed as provided under this Agreement, (ii) entered into the Beneficiary’s account in the Bank’s on-line portal, or (iii) sent to the Bank by Messaging System.
If to the Grantor:
Authorized Officer:    c/o Brad Mulcahey
U.S. Mailing Address: 667 Madison Avenue, 5th Floor
New York, NY 10055
Email Address: bmulcahey@bowheadspecialty.com
If to the Beneficiary:
Authorized Officer: c/o [Mary A.Theilen]
U.S. Mailing Address: 6000 American Parkway
Madison, WI 53783
Email Address: mtheilen@amfam.com
If to the Bank:
Authorized Officer: c/o Tyshia Easley
Vice President and Relationship Manager
U.S. Mailing Address: 50 S. 16th Street, Suite 2000
Philadelphia, Pa 19102
Email Address: tyshia.easley@usbank.com
13.13.3Any direction received from the Grantor under this Agreement by email or Messaging System, or entered into the Grantor’s account in the Bank’s on-line portal, is deemed to be given in a writing signed by the Grantor. The Grantor hereby represents and warrants that the Grantor maintains commercially reasonable security measures for preventing unauthorized access to its portal accounts; to the email accounts of its employees, agents, and agents’ employees; and to any Messaging System used by its employees, agents, and agents’ employees, and the Grantor hereby assumes all risk to the Account of such unauthorized access. The Grantor hereby acknowledges that the Grantor is fully informed of the protections and risks associated with the various methods of transmitting directions to the Bank and that there may be more secure

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methods of transmitting directions than the methods selected by the Grantor and the Grantor’s agents.
13.13.4Any direction received from the Beneficiary under this Agreement by email or Messaging System, or entered into the Beneficiary’s account in the Bank’s on-line portal, is deemed to be given in a writing signed by the Beneficiary. The Beneficiary hereby represents and warrants that the Beneficiary maintains commercially reasonable security measures for preventing unauthorized access to its portal accounts; to the email accounts of its employees, agents, and agents’ employees; and to any Messaging System used by its employees, agents, and agents’ employees, and the Beneficiary hereby assumes all risk to the Account of such unauthorized access. The Beneficiary hereby acknowledges that the Beneficiary is fully informed of the protections and risks associated with the various methods of transmitting directions to the Bank and that there may be more secure methods of transmitting directions than the methods selected by the Beneficiary and the Beneficiary’s agents.
13.14    Abandoned Property.    The Bank will escheat Assets pursuant to the applicable state’s abandoned property, escheat, or similar law, and the Bank will be held harmless therefrom. The provisions of this section will survive the termination of this Agreement.
13.15    Legal Advice. The Grantor and the Beneficiary hereby acknowledge that they (i) did not receive legal advice from the Bank concerning this Agreement, (ii) had an adequate opportunity to consult attorneys of their choice before executing this Agreement, and (iii) executed this Agreement upon their own judgment and, if sought, the advice of such attorneys.
13.16    Waiver of Jury Trial. Each party hereby irrevocably waives all right to a trial by jury in any action, proceeding, claim, or counterclaim (whether based on contract, tort, or otherwise) directly or indirectly arising out of or relating to this Agreement.
13.17    Legal Action. If the Bank is served with a Legal Action, then the Bank will, to the extent permitted by law, use commercially reasonable efforts to notify the Grantor and the Beneficiary of such service. The Grantor and the Beneficiary will reimburse the Bank for any expenses, fees, costs, or other charges incurred by the Bank in responding to the Legal Action, including, but not limited to, any fees charged by an attorney of the Bank’s choice. If the Grantor notifies the Bank that the Grantor is seeking a protective order to resist the Legal Action, then the Bank will provide reasonable cooperation at the Grantor’s request and sole cost and expense. If the Beneficiary notifies the Bank that the Beneficiary is seeking a protective order to resist the Legal Action, then the Bank will provide reasonable cooperation at the Beneficiary’s request and sole cost and expense. In any event, the Bank may comply with the Legal Action at any time, except to the extent the Bank has received a protective order that prevents the Bank from complying.
13.18    lnterpleader. With respect to Assets that are the subject of a dispute, the Bank may file an interpleader action or other petition with a court of competent jurisdiction for directions with respect to the dispute. The Grantor and the Beneficiary will reimburse the Bank for any expenses, fees, costs, or other charges incurred by the Bank in filing such petition and implementing such directions, including, but not limited to, any fees charged by an attorney of the Bank’s choice. Before disbursing Assets pursuant to such directions, the Bank will deduct therefrom an amount in payment or reimbursement for all (i) compensation, expenses, fees, costs, or other charges incurred by the Bank in providing services under this Agreement and (ii) funds or securities advanced under this Agreement.
13.19    Representations and Warranties. The Grantor and the Beneficiary each hereby covenant that, if any of the representations or warranties that it provides in this Agreement becomes inaccurate or incomplete, it will promptly notify the Bank thereof and of any fact, omission, event, or change of circumstances related thereto.

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13.20    Publicity. No party will disclose the existence of this Agreement or any terms thereof in advertising, promotional, or marketing materials without obtaining, in each case, the prior written consent of each other party.
13.21    Counterparts and Duplicates. This Agreement may be executed in any number of counterparts, each of which, without production of the others, will be deemed to be an original, but all of which together will constitute the same instrument. This Agreement, and any direction, notice, or other communication given under this Agreement, may be proved either by an executed original or by a reproduced copy thereof (including, but not limited to, an electronic file copy thereof).
13.22    Effective Date. This Agreement will become effective when all parties have signed it. The date of this Agreement will be the date this Agreement is signed by the last party to sign it (as indicated by the date associated with that party’s signature).
13.23    The following provisions apply if and only if the Trustee Type includes discretionary: Exempt from Registration. The Bank hereby represents and warrants that it is a “bank” as that term is defined in §202(a)(2) of the Investment Advisers Act and therefore exempt, under §202(a)(l l)(A) of the Investment Advisers Act, from registering with the SEC as an investment adviser.
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IN WITNESS WHEREOF, an authorized officer of each party hereby executes this Agreement on the date stated beneath that party’s signature.

THE GRANTOR:

By:    /s/H. Matthew Crusey
(Signature of Grantor's authorized officer)

H. Matthew Crusey
(Printed Name of Grantor's authorized officer)

Its:    Secretary & General Counsel
(Title of the Grantor's authorized officer)

Dated:    May 23, 2024

THE BENEFICIARY:

By:    /s/ Troy P. Van Beek
(Signature of Beneficiary's authorized officer)

/s/ Troy Vank Beek
(Printed Name of Beneficiary's authorized officer)

Its:    Chief Financial Officer and Treasurer
(Title of the Beneficiary's authorized officer)
Dated:    May 23, 2024

U.S. BANK NATIONAL ASSOCIATION

By:    /s/ Dan D. Pace
(Signature of er)

H. Matthew Crusey
(Printed Name)

Its:    Vice President and Relationship Manager

Dated: May 23, 2024
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INSURANCE TRUST AGREEMENT
Exhibit A (Fee Schedule)
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INSURANCE TRUST AGREEMENT
Exhibit B (Guidelines)
[OMITTED]

INSURANCE TRUST AGREEMENT
Exhibit C (Transfers and Substitutions)
This form relates to the U.S. Bank National Association (“Bank”) Institutional Trust & Custody division (“IT&C”) account identified below (“Account”), which the Bank as sole trustee maintains under a fully executed trust agreement with (the "Grantor”) and (the “Beneficiary”), as may be amended from time to time (the “Agreement”).
Account Name:__________________Account Number:_________________
1.    “Investment” means (name of the investment). Capitalized terms not defined herein have the meaning set forth in the Agreement.
2.    Direction. (Check only one box below):
The Grantor hereby directs the Bank to:
□    Transfer $ ____of Assets to the Investment.
□    Accept ______shares/units of the Investment in substitution for other Assets.
An Investment Manager hereby directs the Bank to:
□    Transfer $ ___of Assets to the Investment.
3.    Representation and Warranty. Such directing party (“Directing Party”) hereby represents and warrants that the Investment (i) when viewed separately and in light of all the Assets, satisfies the Guidelines, the Cash-flow Analysis, the permissible investments set forth in the Agreement, and the requirements of Applicable Insurance Law and (ii) is not an Affiliated Investment.
4.    Approval. The Beneficiary hereby approves such transfer or substitution. In addition, if the Investment Manager is the Directing Party, then the Grantor hereby approves such transfer.
5.    Effective Date. This form will become effective when the Grantor, the Beneficiary, and, if the Investment Manager is the Directing Party, the Investment Manager have signed it. The date of this form will be the date this form is signed by the last such party to sign it (as indicated by the date associated with that party’s signature).
IN WITNESS WHEREOF, an authorized officer of the Grantor and an authorized officer of the Beneficiary hereby execute this form on the date stated beneath their respective signatures.
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THE GRANTOR (AS DEFINED IN THIS FORM)
By: ________________________________ (Signature of the Grantor’s authorized officer) (Printed name of the Grantor’s authorized officer)
Its: _________________________________
(Title of the Grantor’s authorized officer)
Dated:
THE BENEFICIARY (AS DEFINED IN THIS FORM)
By: ________________________________ (Signature of the Beneficiary’s authorized officer) ________________________________ (Printed name of the Beneficiary’s authorized officer)
Its:________________________________ (Title of the Beneficiary’s authorized officer)
Dated: ________________________________
In addition, if the Investment Manager is Directing Party, then an authorized officer of the Investment Manager hereby executes this form on the date stated beneath its signature.

THE INVESTMENT MANAGER (AS DEFINED IN THIS FORM)
By: ________________________________ (Signature of the Investment Manager’s authorized officer)

________________________________ (Printed name of the Investment Manager’s authorized officer)

Its:_________________________________ (Title of the Investment Manager’s authorized officer)

Dated: ________________________________

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INSURANCE TRUST AGREEMENT
Exhibit D (Withdrawal Notice)
This form relates to the U.S. Bank National Association (“Bank”) Institutional Trust & Custody division (“IT&C”) account identified below (“Account”), which the Bank as sole trustee maintains under a fully executed trust agreement with (the "Grantor”) and (the “Beneficiary”), as may be amended from time to time (the “Agreement”). Capitalized terms not defined herein have the meaning set forth in the Agreement.
Account Name:       _______ Account Number:
1.    The Beneficiary hereby directs the Bank to transfer $_____ of Assets in cash to the (check only one) □Beneficiary/□Designee: ________/□Grantor.
IN WITNESS WHEREOF, an authorized officer of the Beneficiary hereby executes this form on the date stated beneath its signature.

THE BENEFICIARY (AS DEFINED IN THIS FORM)

By: ____________________________________________ (Signature of the Beneficiary’s authorized officer)

_______________________________________________ (Printed name of the Beneficiary’s authorized officer)

Its:____________________________________________ (Title of the Beneficiary’s authorized officer)

Dated:_________________

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